Prospectus supplement dated September 28, 2020
to the following prospectus(es):
Soloist prospectus dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual funds as investment options under the contract.
Effective on or about September 30, 2020, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Invesco Oppenheimer Discovery Mid Cap Growth Fund - Class A	Invesco Discovery Mid Cap Growth Fund - Class A
Invesco Oppenheimer Global Fund - Class A	Invesco Global Fund: Class - A
PROS-2020-226
1